Exhibit 23.2





                         CONSENT OF INDEPENDENT AUDITORS




We hereby consent to the incorporation in this Registration Statement Form SB-2 (Amendment No. 2) of our report dated May 10, 2004, relating to the audited financial statements of Gulfport Energy Corporation.

/s/  Hogan  &  Slovacek



Oklahoma  City,  OK
July  14,  2004